UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2013

AMP HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140
 (Address of principal executive offices) (zip code)

513-360-4704
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities.

On January 29, 2013, AMP Holding Inc. (the “Company”) entered into a subscription agreement with an accredited investor (the “January 2013 Accredited Investor”) pursuant to which the January 2013 Accredited Investor purchased 500,000 shares of the Company’s common stock (the “January 2013 Subscription Shares”) for a purchase price of $100,000, together with a common stock purchase warrant to acquire 250,000 shares of common stock at $0.40 per share for a period of three years (the “January 2013 Warrant” and together with the January 2013 Subscription Shares, the “January 2013 Securities”).

In addition, on January 29, 2013, an accredited investor (the “Holder”) loaned the Company $100,000.  In consideration of such loan, the Company issued the Holder a Promissory Note (the “Note”) which bears interest at 10% per annum and matures on January 29, 2014 (the “Note Maturity Date”).  The Note can be prepaid in whole or in part at any time without the consent of the Holder provided that the Company shall pay all accrued interest on the principal so prepaid to date of such prepayment.

The sale of the Note was completed on January 29, 2013. As of the date hereof, the Company is obligated on $100,000 in face amount of the Note issued to the Holder. The Note and the January 2013 Securities are debt obligations arising other than in the ordinary course of business which constitute direct financial obligations of the Company.

The January 2013 Securities and the Note were offered and sold in private placement transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. The January 2013 Accredited Investor and the Holder are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Agreement by and between AMP Holding Inc. and the January 2013 Accredited Investor

4.2	Form of Warrant by and between AMP Holding Inc. and the January 2013 Accredited Investor

4.3	Promissory Note dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: February 5, 2013	By:	/s/Stephen S. Burns
Name: Stephen S. Burns
Title: CEO

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